UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2006
Lifeline Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-30489	84-1097796

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
6400 South Fiddler’s Green Circle, Suite 1970, Englewood, CO 80111
(Address of principal executive offices)      (Zip Code)
Registrant’s telephone number, including area code: (720) 488-1711
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On August 22, 2006, Lifeline Therapeutics, Inc. issued a press release entitled “Lifeline Therapeutics, Inc. Announces Q4 and FY 2006 Financial and Operating Results.” The press release is attached as Exhibit 99.1 hereto.
Item 7.01 Regulation FD Disclosure
     On August 22, 2006, Lifeline Therapeutics, Inc. issued a press release entitled “Lifeline Therapeutics, Inc. Announces Q4 and FY 2006 Financial and Operating Results.” The press release is attached as Exhibit 99.1 hereto.
Item 9.01 Exhibits
     99.1 Press release, dated August 22, 2006, entitled “Lifeline Therapeutics, Inc. Announces Q4 and FY 2006 Financial and Operating Results.”
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: August 22, 2006

LIFELINE THERAPEUTICS, INC.
By:	/s/ Stephen K. Onody
Stephen K. Onody
Chief Executive Officer

Exhibit Index

Exhibit
No.	Description
99.1	Press release, dated August 22, 2006, entitled “Lifeline Therapeutics, Inc. Announces Q4 and FY 2006 Financial and Operating Results.”